Exhibit 99.1

EF Hutton Acquisition Corporation I

Opens Window for Stockholder Redemption Reversals

NEW YORK, NY, December 7, 2023 - EF Hutton Acquisition Corporation I (the “Company” or “EFHT”) (NASDAQ: EFHT), a special purpose acquisition company formed by affiliates of EF Hutton LLC, a leading middle market investment bank, today provided an update regarding stockholder redemptions.

On December 5, 2023, the Company’s public stockholders holding 3,470,945 shares, out of a total of 3,492,647 shares of common stock held by public stockholders, submitted requests to redeem their public shares for a pro rata portion of the trust account holding proceeds from the Company’s initial public offering (the “Trust Account”) in connection with the stockholder vote for the in connection with the Company’s meeting of stockholders scheduled for December 7, 2023 at 10:30 a.m. Eastern Time (the “Meeting”). The Meeting was called to have stockholders approve the Company’s planned business combination with Humble Imports Inc. d/b/a ECD Auto Design (“ECD”). As a result of the redemption requests there currently are approximately 21,702 shares of common stock held by public stockholders. As of November 30, 2023, there was approximately $38,239,170 in the Trust Account. Based upon the amount in the Trust Account as of November 30, 2023, the Company estimates that the per share redemption price, assuming withdrawals from income earned on funds in the Trust Account to pay franchise and income taxes owed by the Company will be approximately $10.75.

The Company will be accepting requests by any such redeeming public stockholders to withdraw their previously submitted redemption requests until 12:00 p.m. Eastern Time on December 8, 2023.

Stockholders who wish to withdraw their previously submitted redemption requests may do so by contacting the Company’s transfer agent Continental Stock Transfer & Trust Company, LLC at Attn: Mark Zimkind, Email: spacredemptions@continentalstock.com.

About EF Hutton Acquisition Corporation I

EFHT is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses.

About Humble Imports, Inc. d/b/a ECD Auto Design

ECD is a creator of restored luxury vehicles that combines classic English beauty with modern performance. Each vehicle produced by ECD is fully bespoke, a one-off that is designed by the client through an immersive luxury design experience and hand-built from the ground up in 2,200 hours by master-certified ASE craftsmen. The company was founded in 2013 by three British ”petrol heads” whose passion for classic vehicles is the driving force behind exceptionally high standards for quality, custom luxury vehicles. ECD’s global headquarters, known as the ”Rover Dome,” is a 100,000-square-foot facility located in Kissimmee, Fla. that is home to 63 talented craftsmen and technicians, who hold a combined 61 ASE and five master level certifications. ECD has a logistics center in the U.K. where its seven employees work to source and transport 25-year-old work vehicles to the U.S. for restoration.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed Business Combination, ECD and EFHT have filed relevant materials with the SEC, including a registration statement on Form S-4 and a proxy statement on Schedule 14A, including a preliminary proxy statement and a definitive proxy statement. EFHT’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed Business Combination, as these materials will contain important information about ECD and EFHT, and the proposed Business Combination. Promptly after filing its definitive proxy statement relating to the proposed Business Combination with the SEC, EFHT has mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting on the Business Combination and the other proposals. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, and other relevant materials filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

EFHT and its directors and executive officers may be deemed participants in the solicitation of proxies from EFHT’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in EFHT will be included in the proxy statement for the proposed Business Combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed Business Combination when available. Information about EFHT’s directors and executive officers and their ownership of EFHT common stock is set forth in EFHT’s final prospectus, as filed with the SEC on September 9, 2022, or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Business Combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

ECD and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of EFHT in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. ECD’s and EFHT’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, ECD’s and EFHT’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination, and the timing of the completion of the proposed Business Combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside ECD’s and EFHT’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against ECD and EFHT following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of ECD and EFHT, certain regulatory approvals, or satisfy other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 pandemic on ECD’s business and/or the ability of the parties to complete the proposed Business Combination; (6) the inability to obtain the listing of the combined company’s common stock on the Nasdaq Stock Market following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of ECD to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that ECD and EFHT may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to ECD; (13) risks related to the organic and inorganic growth of ECD’s business and the timing of expected business milestones; (14) the amount of redemption requests made by EFHT’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of EFHT for its initial public offering and the registration statement on Form S-4, including the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in EFHT’s other filings with the SEC. EFHT cautions that the foregoing list of factors is not exclusive. ECD and EFHT caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ECD and EFHT do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Benjamin Piggott

EF Hutton Acquisition Corporation I

Chairman and CEO

Email: bpiggott@efhuttonacquisitioncorp.com

Tel: 929-528-0767